Exhibit 99.2
CASH ELECTION FORM (CERTIFIED/COMBO SHARES)
Investor ID Number
CASH ELECTION FORM
THE SOUTH FINANCIAL GROUP, INC.
THIS FORM MUST BE RECEIVED by BNY Mellon Shareowner Services NO LATER THAN 5:00 P.M., NEW YORK CITY TIME ON SEPTEMBER 28, 2010 (unless extended as described in the instructions included with this Cash Election Form) in order to be valid.
I/we the undersigned, surrender to you for exchange the share(s) of The South Financial Group, Inc. (“TSFG”) identified below. I/we certify that I/we have complied with all requirements as stated in the instructions below, was/were the registered holder(s) of the shares of TSFG stock represented by the enclosed certificates, have full authority to surrender these certificate(s), and give the instructions in this Cash Election Form and warrant that the shares represented by these certificates are free and clear of all liens, restrictions, adverse claims and encumbrances.

Œ
Signature: This form must be signed by the registered holder(s) exactly as their name(s) appears on the certificate(s) or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith.

X

Signature of Shareholder	Date	Daytime Telephone #

X

Signature of Shareholder	Date	Daytime Telephone #

PLEASE CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER (TIN) BY COMPLETING THE INFORMATION IN BOX NUMBER  ON THE REVERSE SIDE.

PLACE AN X IN ONE ELECTION BOX ONLY
☐ Exchange ALL of my shares of TSFG common stock for cash
(INDICATE NUMBER OF SHARES)

Ž☐ Exchange

of my shares of TSFG common stock for cash

Note:	Remaining shares are exchanged for common shares of The Toronto-Dominion Bank and cash in lieu of fractional shares.

Please complete the back if you would like to transfer ownership or request special mailing.
INSTRUCTIONS FOR COMPLETING THE CASH ELECTION FORM
Œ
Sign, date and include your daytime telephone number in this Cash Election Form in Box 1 and after completing all other applicable sections return this form and your stock certificates in the enclosed envelope.

	If you are electing to receive cash for ALL your shares of TSFG common stock, please check this box only.

Ž
If you are electing to receive cash for A PORTION of your shares of TSFG common stock, check this box and indicate the number of shares of TSFG common stock for which you would like to receive cash. The remaining shares will be exchanged for common shares of The Toronto-Dominion Bank.


PLEASE SIGN IN BOX 4 TO CERTIFY YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER if you are a U.S. Taxpayer. If the Taxpayer ID or Social Security Number is incorrect or blank, write the corrected number in Box 4 and sign to certify. Please note that BNY Mellon Shareowner Services may withhold 28% of your proceeds as required by the IRS unless the Taxpayer ID or Social Security Number is certified on our records or another basis for exemption from backup withholding is established. If you are a non-U.S. Taxpayer, please complete and return form W-8BEN. See enclosed Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9.

	If you want your check for cash to be issued in another name, complete the Special Transfer Instructions in Box 5. Signature(s) in Box 5 must be medallion guaranteed.

‘	Fill in Box 6 if you want your check for cash to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown on the front of this card.

’	If you cannot produce some or all of your stock certificates, please call Toll Free 888-592-3001.

HOW TO CONTACT BNY MELLON SHAREOWNER SERVICES
By Telephone – 9:00 a.m. to 6:00 p.m. New York City time, Monday through Friday, except for bank holidays:

From within the U.S., Canada or Puerto Rico:
1-866-332-9069 (Toll Free)
From outside the U.S.:
1-201-680-6579 (Collect)
WHERE TO FORWARD YOUR CASH ELECTION FORM AND OTHER TRANSMITTAL MATERIALS

By Mail:	By Overnight Courier or By Hand:

BNY Mellon Shareowner Services	BNY Mellon Shareowner Services
Attn: Corporate Action Dept., 27th Floor	Attn: Corporate Action Dept., 27th Floor
P.O. Box 3301	480 Washington Boulevard
South Hackensack, NJ 07606	Jersey City, NJ 07310

 SUBSTITUTE FORM W-9 — Department of the Treasury, Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)							 Special Transfer Instructions and Signature Guarantee Medallion If you want your check for cash to be issued in another name, fill in this section with the information for the new account name.

		è	FILL IN the space below.
Part 1 – PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (“TIN”) IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

Under penalties of perjury. I certify that:							Name (Please Print First, Middle & Last Name)	(Title of Officer Signing this Guarantee)

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and		EXEMPT PAYEE		☐		Address (Number and Street)	(Name of Guarantor — Please Print)

Please check appropriate box:
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
		Individual/Sole proprietor Corporation ☐			☐ Partnership	☐	(City, State & Zip Code)	(Address of Guarantor Firm)

		Limited liability company ☐					(Tax Identification or Social Security Number)

Enter the tax classification D=disregarded entity ☐ C=corporation ☐ P=partnership ☐	‘ Special Mailing Instructions
Fill in ONLY if you want your check for cash to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown on the front of this card. Mail to:

3.	I am a U.S. citizen or other U.S. person (including a U.S. resident alien).	☐	Other	▶____________________________

Name (Please Print First, Middle & Last Name)

Address (Number and Street)

Signature				Date

(City, State & Zip Code)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature:	Date:

CASH ELECTION FORM (BOOK ENTRY SHARES)
Investor ID Number
CASH ELECTION FORM
THE SOUTH FINANCIAL GROUP, INC.
THIS FORM MUST BE RECEIVED by BNY Mellon Shareowner Services NO LATER THAN 5:00 P.M., NEW YORK CITY TIME ON SEPTEMBER 28, 2010 (unless extended as described in the instructions included with this Cash Election Form) in order to be valid.
I/we the undersigned, surrender to you for exchange the share(s) of The South Financial Group, Inc. (“TSFG”) identified below. I/we certify that I/we have complied with all requirements as stated in the instructions below, was/were the registered holder(s) of the shares of TSFG stock represented by book-entry shares, have full authority to surrender these shares, and give the instructions in this Cash Election Form and warrant that the shares represented are free and clear of all liens, restrictions, adverse claims and encumbrances.

Œ
Signature: This form must be signed by the registered holder(s) exactly as their name(s) appears on the book-entry account or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith.

X

Signature of Shareholder	Date	Daytime Telephone #

X

Signature of Shareholder	Date	Daytime Telephone #

PLEASE CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER (TIN) BY COMPLETING THE INFORMATION IN BOX NUMBER  ON THE REVERSE SIDE.

PLACE AN X IN ONE ELECTION BOX ONLY
☐ Exchange ALL of my shares of TSFG common stock for cash
(INDICATE NUMBER OF SHARES)

Ž☐ Exchange

of my shares of TSFG common stock for cash

Note:	Remaining shares are exchanged for common shares of The Toronto-Dominion Bank and cash in lieu of fractional shares.

Please complete the back if you would like to transfer ownership or request special mailing.
INSTRUCTIONS FOR COMPLETING THE CASH ELECTION FORM
Œ	Sign, date and include your daytime telephone number in this Cash Election Form in Box 1 and after completing all other applicable sections return this form in the enclosed envelope.

	If you are electing to receive cash for ALL your shares of TSFG common stock, please check this box only.

Ž
If you are electing to receive cash for A PORTION of your shares of TSFG common stock, check this box and indicate the number of shares of TSFG common stock for which you would like to receive cash. The remaining shares will be exchanged for common shares of The Toronto-Dominion Bank.


PLEASE SIGN IN BOX 4 TO CERTIFY YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER if you are a U.S. Taxpayer. If the Taxpayer ID or Social Security Number is incorrect or blank, write the corrected number in Box 4 and sign to certify. Please note that BNY Mellon Shareowner Services may withhold 28% of your proceeds as required by the IRS unless the Taxpayer ID or Social Security Number is certified on our records or another basis for exemption from backup withholding is established. If you are a non-U.S. Taxpayer, please complete and return form W-8BEN. See enclosed Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9.

	If you want your check for cash to be issued in another name, complete the Special Transfer Instructions in Box 5. Signature(s) in Box 5 must be medallion guaranteed.

‘	Fill in Box 6 if you want your check for cash to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown on the front of this card.
HOW TO CONTACT BNY MELLON SHAREOWNER SERVICES
By Telephone – 9:00 a.m. to 6:00 p.m. New York City time, Monday through Friday, except for bank holidays:

From within the U.S., Canada or Puerto Rico:
1-866-332-9069 (Toll Free)
From outside the U.S.:
1-201-680-6579 (Collect)
WHERE TO FORWARD YOUR CASH ELECTION FORM AND OTHER TRANSMITTAL MATERIALS

By Mail:	By Overnight Courier or By Hand:

BNY Mellon Shareowner Services	BNY Mellon Shareowner Services
Attn: Corporate Action Dept., 27th Floor	Attn: Corporate Action Dept., 27th Floor
P.O. Box 3301	480 Washington Boulevard
South Hackensack, NJ 07606	Jersey City, NJ 07310

 SUBSTITUTE FORM W-9 — Department of the Treasury, Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)							 Special Transfer Instructions and Signature Guarantee Medallion If you want your check for cash to be issued in another name, fill in this section with the information for the new account name.

		è	FILL IN the space below.
Part 1 – PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (“TIN”) IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

Under penalties of perjury. I certify that:							Name (Please Print First, Middle & Last Name)	(Title of Officer Signing this Guarantee)

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and		EXEMPT PAYEE		☐		Address (Number and Street)	(Name of Guarantor — Please Print)

Please check appropriate box:
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
		Individual/Sole proprietor Corporation ☐			☐ Partnership	☐	(City, State & Zip Code)	(Address of Guarantor Firm)

		Limited liability company ☐					(Tax Identification or Social Security Number)

Enter the tax classification D=disregarded entity ☐ C=corporation ☐ P=partnership ☐	‘ Special Mailing Instructions
Fill in ONLY if you want your check for cash to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown on the front of this card. Mail to:

3.	I am a U.S. citizen or other U.S. person (including a U.S. resident alien).	☐	Other	▶____________________________

Name (Please Print First, Middle & Last Name)

Address (Number and Street)

Signature				Date

(City, State & Zip Code)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature:	Date: